EXHIBIT 24

                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, Chairman of the Board and Chief Executive Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, STEVEN V. LANT, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of January, 2000.

                                          /s/ PAUL J. GANCI           L.S.

STATE OF NEW YORK    )
                           : ss.:
COUNTY OF DUTCHESS )

      On this 28th day of January, 2000, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                            EXHIBIT 24

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CARL E. MEYER, President and Chief Operating Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of January, 2000.

                                          /s/ CARL E. MEYER           L.S.

STATE OF NEW YORK    )
                           : ss.:
COUNTY OF DUTCHESS )

      On this 28th day of January, 2000, before me personally came CARL E. MEYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                            EXHIBIT 24

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR R. UPRIGHT, Sr. Vice President - Regulatory Affairs, Financial Planning and Accounting, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of January, 2000.

                                          /s/ ARTHUR R. UPRIGHT       L.S.

STATE OF NEW YORK    )
                           : ss.:
COUNTY OF DUTCHESS )

      On this 28th day of January, 2000, before me personally came ARTHUR R. UPRIGHT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                            EXHIBIT 24

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Treasurer and Chief Financial Officer, a Principal Executive Officer, the Principal Financial Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of January, 2000.

                                          /s/ STEVEN V. LANT          L.S.

STATE OF NEW YORK    )
                           : ss.:
COUNTY OF DUTCHESS )

      On this 28th day of January, 2000, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

C:\WPDOCS\CHGEPOW.CON

                                                            EXHIBIT 24

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President - Accounting and Controller, a Principal Executive Officer and Principal Accounting Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of January, 2000.

                                          /s/ DONNA S. DOYLE          L.S.

STATE OF NEW YORK    )
                           : ss.:
COUNTY OF DUTCHESS )

      On this 28th day of January, 2000, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                              EXHIBIT 24

      I, Gladys L. Cooper, Corporate Secretary of Central Hudson Gas & Electric Corporation, hereby certify that at the meeting of the Board of Directors of Central Hudson Gas & Electric Corporation, a corporation organized under the laws of the State of New York, duly called and held at the office of said Corporation, 284 South Avenue, in the City of Poughkeepsie, State of New York, on January 28, 2000, at which a quorum was present and voting throughout, the following resolution was unanimously and duly adopted and is now in full force and effect:

                  RESOLVED,  that  the  Annual  Report  to  the  Securities  and
            Exchange Commission, on Form 10-K, for the year ended December 31, 1999, in the form presented to this meeting, be and the same hereby is in all respects approved; and that the Chairman of the Board and Chief Executive Officer and the Officers of this Corporation be and they hereby are authorized in the name and on behalf of this Board of Directors and this Corporation to execute said Form 10-K Report, in the form presented to this meeting, which form will be modified to reflect this Corporation's operations, financial position and corporate structure, and that the Officers and Directors of this Corporation be and they hereby are requested and authorized to join in the execution of said Form 10-K Report, and that the Chairman of the Board and the Officers of this Corporation be and they hereby are authorized and directed to file or cause to be filed as required or permitted by law said Form 10-K, together with appropriate
            Exhibits, as required in connection therewith, subject to such changes therein as the Chairman of the Board and Chief Executive Officer and the Officers of this Corporation, advised by counsel, may deem necessary or appropriate to comply with the requirements of the Securities and Exchange Commission; and to do and cause to be done any and all things necessary or appropriate to effect the filing of said Form 10-K and any amendments thereto.

      IN WITNESS WHEREOF, I have hereunto set my hand as Corporate Secretary of Central Hudson Gas & Electric Corporation and affixed it corporate seal this 28th day of January, 2000.

                                                   /s/   Gladys L. Cooper
                                                ----------------------------
                                                      Gladys L. Cooper
                                                    Corporate Secretary